UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2014

Reve Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd. Suite 900, Huntington Beach, CA 92647

(Address of principal executive offices) (Zip Code)

(714) 907-1241

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

Typenex Financing

On January 16, 2015 (the “Effective Date”) Reve Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement with Typenex Co-Investment, LLC ("Typenex"), for the sale of a 10% convertible note in the principal amount of $225,000 (which includes Typenex legal expenses in the amount of $5,000 and a $20,000 original issue discount) (the “Note”) for $200,000, consisting of $60,000 paid in cash at closing and three secured promissory notes, aggregating $165,000, bearing interest at the rate of 8% per annum, each note maturing in fifteen months from January 16, 2015 (the “Investor Notes”). The Investor Notes may be prepaid, without penalty, all or portion of the outstanding balance along with accrued but unpaid interest at any time prior to maturity. We have no obligation to pay Typenex any amounts on the unfunded portion of the Note.

The Note bears interest at the rate of 10% per annum. All interest and principal must be repaid on April 16, 2015. The Note is convertible into common stock, at Typenex’s option, at the lesser of (i) $0.60, and (ii) 70% (the “Conversion Factor”) of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable Conversion, provided that if at any time the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding any date of measurement is below $0.30, then in such event the then-current Conversion Factor shall be reduced to 65% for all future Conversions, subject to other reductions set forth in the Note, a copy of which is filed as an exhibit hereto. In the event the Company elects to prepay all or any portion of the Note, the Company is required to pay to Typenex an amount in cash equal to 125% multiplied by the sum of all principal, interest and any other amounts owing. The Note is secured by all of the assets of the Company and includes customary event of default provisions.

Typenex has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock. The Note is a debt obligation arising other than in the ordinary course of business, which constitutes a direct financial obligation of the Company. The Note also provides for penalties and rescission rights if we do not deliver shares of our common stock upon conversion within the required timeframes.

Additionally, the Company granted Typenex four warrants, corresponding to the delivery of four tranches of cash funds, to purchase shares of the Company’s common stock, no par value (the “Common Stock”). The first warrant will entitle the holder to purchase a number of shares equal to $30,000 divided by the closing price on the date the warrants are issued, as such number may be adjusted from time to time pursuant to the terms of the Note, and the remaining warrants will entitle the holder to purchase a number of shares equal to $27,500 divided by the closing price on the date the warrants are issued, as adjusted. The warrants are exercisable for five years at $0.60 per share subject to certain anti-dilution provisions set forth in the warrants, a copy of which is attached as an exhibit hereto. Each warrant is not exercisable until each corresponding tranche is funded.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Typenex is an accredited investor. Typenex took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing description of the Securities Purchase Agreement, the Note and the Warrant do not purport to be complete, and are qualified in their entirety by reference to each such document, filed as Exhibits 10.1, 4.1 and 4.2, respectively, and incorporated herein by reference.

Adar Financing

On December 17, 2014, the Company closed a Securities Purchase Agreement (the “AB SPA”) with Adar Bays, LLC (“Adar Bays”) providing for the purchase of a Convertible Redeemable Note (the “AB Note”) in the aggregate principal amount of $35,000. The AB Note was funded on January 21, 2015 with the Company receiving $29,750 of net proceeds after an original issue discount of 10% and $1,750 in legal fees. The AB Note matures on December 17, 2015, accrues interest of 8% and is convertible into shares of common stock any time 180 days after December 17, 2014, beginning on June 15, 2015 at a conversion price equal to 62% of the lowest trading price as quoted on a national exchange for the twenty prior trading days including the date on which the Notice of Conversion is received by the Company. In no event shall Adar Bays effect a conversion if such conversion results in Adar Bays beneficially owning in excess of 9.9% of the outstanding common stock of the Company. Accrued interest shall be paid in shares of common stock at any time at the discretion of Adar Bays pursuant to the conversion terms above. The AB Note may be prepaid with the following penalties: (i) if the AB Note is prepaid within 30 days of the issuance date, then 115% of the face amount plus any accrued interest; (ii) if the AB Note is prepaid within 31 - 60 days of the issuance date, then 121% of the face amount plus any accrued interest; (iii) if the AB Note is prepaid within 61 - 90 days of the issuance date, then 127% of the face amount plus any accrued interest; (iv) if the AB Note is prepaid within 91 - 120 days of the issuance date, then 133% of the face amount plus any accrued interest; (v) if the AB Note is prepaid within 121 - 150 days of the issuance date, then 139% of the face amount plus any accrued interest; (ii) if the AB Note is prepaid within 151 - 180 days of the issuance date, then 145% of the face amount plus any accrued interest. The AB Note may not be prepaid after the 180th day. The AB Note also contain certain representations, warranties, covenants and events of default, and increases in the amount of the principal and interest rate under the AB Note in the event of such defaults.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering, Adar Bays is an accredited investor. Adar Bays took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The foregoing description of the Securities Purchase Agreement and the Note do not purport to be complete, and are qualified in their entirety by reference to each such document, filed as Exhibits 10.2 and 4.3, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

ExhibitNumber	Description

4.1	Secured Convertible Promissory Note dated January 16, 2015, issued to Typenex Co-Investment, LLC
4.2	Warrant #1 to Purchase Shares of Common Stock dated January 16, 2015, issued to Typenex Co-Investment, LLC
4.3	Convertible Redeemable Note, dated December 17, 2014, issued to Adar Bays, LLC
10.1	Securities Purchase Agreement, dated as of January 16, 2015, by and between Typenex Co-Investment, LLC and Reve Technologies, Inc.
10.2	Securities Purchase Agreement, dated as of December 17, 2014, by and between Adar Bays, LLC and Reve Technologies, Inc.
10.3	Security Agreement, dated as of January 16, 2015, by and between Typenex Co-Investment, LLC and Reve Technologies, Inc.
10.4	Investor Note #1

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reve Technologies, Inc.

Dated: February 2, 2015	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
Chief Executive Officer

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